UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________ FORM 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 1, 2024 ________________
Primo Water Corporation (Exact name of registrant as specified in its charter) ________________

Ontario (State or other jurisdiction of incorporation)	001-31410 (Commission File Number)	98-0154711 (IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)		33607 (Zip Code)

Registrant’s telephone number, including area code: (813) 544-8515 ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 16, 2024, Primo Water Corporation (the “Company” or “Primo Water”) entered into an Arrangement Agreement and Plan of Merger (the “Transaction Agreement”) by and among the Company, Triton Water Parent, Inc., a corporation incorporated under the laws of Delaware (“BlueTriton”), Triton US HoldCo, Inc., a corporation incorporated under the laws of Delaware and a wholly-owned subsidiary of BlueTriton (“NewCo”), and other related parties.

On October 1, 2024, the same parties entered into Amendment No. 1 to the Transaction Agreement (the “Amendment”) to reflect, among other things, revisions to the forms of Stockholders Agreement, NewCo Certificate of Incorporation and the NewCo Bylaws that the parties expect to enter into at Closing and that were previously filed as exhibits to the Transaction Agreement (collectively, the “NewCo Governance Documents”). The revisions to the forms of NewCo Governance Documents are not intended to alter the substantive rights of the parties to those documents, as previously disclosed. Instead, they relocate certain stockholder governance rights from the Stockholders Agreement to the NewCo Certificate of Incorporation.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Information

This communication contains forward-looking statements and forward-looking information within the meaning of applicable securities legislation, including Section 27A of the U.S. Securities Act of 1933 (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the anticipated governance of the combined company following the proposed transactions between Primo Water and BlueTriton (the “Transaction”), the ability of Primo Water and BlueTriton to complete the Transaction on the terms described herein, or at all, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this communication include, among others: (i) the ability of the parties to successfully complete the Transaction on anticipated terms and timing, including obtaining required shareholder approvals and the satisfaction of other conditions to the completion of the Transaction, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the estimated synergies and other benefits of the Transaction will not be realized or will not be realized within the expected timeframe, (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the Transaction, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction, (v) risks related to disruption of management’s time from ongoing business operations due to the Transaction, (vi) the risk of any litigation relating to the Transaction, and (vii) the risk that the Transaction could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the management information circular and proxy statement on Schedule 14A discussed below and other documents filed by Primo Water from time to time with the U.S. Securities and Exchange Commission and applicable Canadian securities regulatory authorities. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Non-Solicitation

This communication is not intended to, and does not, constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

Additional Information and Where to Find It

This communication relates to the proposed Transaction between Primo Water and BlueTriton. In connection with the Transaction, on August 8, 2024, Primo Water filed a preliminary management information circular and proxy statement on Schedule 14A containing important information about the Transaction and related matters. Additionally, Primo Water has and will continue to file other relevant materials in connection with the Transaction with applicable securities regulatory authorities. Investors and security holders of Primo Water are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when the definitive management information circular and proxy statement becomes available before making any voting decision with respect to the Transaction because they will contain important information about the Transaction and the parties to the Transaction. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water‘s investor relations website (www.primowatercorp.com/investors/).

Participants In Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and certain employees may be deemed to be participants in the solicitation of proxies from Primo Water shareholders in connection with the Transaction. Information regarding Primo Water‘s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water‘s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management.” To the extent such person’s ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Primo Water shareholders in connection with the Transaction is set forth in the preliminary Primo Water management information circular and proxy statement filed with the SEC in connection with the Transaction. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, are or will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the Transaction. Copies of these documents may be obtained, free of charge, from the SEC or Primo Water as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Arrangement Agreement and Plan of Merger, dated as of October 1, 2024.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2024

Primo Water Corporation

By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary